SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 21, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)





                              RESERVE BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                  0-49696                  23-3102103
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(State or other jurisdiction         (File No.)              (IRS Employer
 of incorporation)                                        Identification Number)


  2000 Mt. Troy Road, Pittsburgh, Pennsylvania                  15212
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (412) 322-6107
                                                    --------------


                                 Not Applicable
         -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              RESERVE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

         (c) Exhibits:

                  99.0     Press Release dated August 21, 2003

Item 12.  Results of Operations and Financial Condition
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         On August 21, 2003, the Registrant issued a press release to report earnings for the quarter ended June 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                RESERVE BANCORP, INC.



Date: August 21, 2003                           By: /s/Richard A. Sinewe
                                                    ----------------------------
                                                    Richard A. Sinewe, President